Exhibit 99.1
Bank of America Merrill Lynch Credit Conference November 18, 2010

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Key Investment Highlights Complementary businesses in attractive market segments High quality operator with significant scale and breadth Strong track record of growth through acquisitions, de novos and JVs Balanced payor mix and well-positioned for healthcare reform Experienced management team with proven track record of successfully operating in challenging environments Solid financial position with strong cash flow and earnings visibility

Select Medical Today 111 LTAC Hospitals with 4,671 beds in 28 States 950 Outpatient Rehab Clinics in 36 States and the District of Columbia 491 Contract Therapy locations in 30 states and the District of Columbia $2.3 Billion Net Revenue LTM Q3 '10 $327.8 Million Adjusted EBITDA LTM Q3 '101 26,200 Employees in the United States 6 Inpatient Rehab Facilities (IRF) with 446 beds in 4 States and 1 Managed Rehab Unit Two Joint Ventures Note: All statistics as of 30-Sept-10

Contract Therapy 491 locations 30 states and District of Columbia Note: As of 30-Sept-10 Outpatient Rehab 950 clinics 36 states and District of Columbia LTAC 111 hospitals 28 states Inpatient Rehab 6 hospitals/1 unit 4 states Significant Scale and Breadth WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT NY MO 1 3 4 3 1 9 5 6 1 3 1 5 3 1 1 3 1 5 2 9 5 10 1 3 3 101 57 74 95 1 54 14 30 1 12 18 27 8 73 MD DC 2 22 8 1 16 2 4 2 2 33 4 60 1 1 1 15 11 5 AK 17 65 23 41 14 4 6 9 25 57 8 10 6 2 18 2 16 12 26 3 3 1 3 5 40 1 1 3 ME 5 1 2 2 3 7 1 1 1 12 RI 2 31 1 1 1 1 2 1 1 130

Recent Events Acquisition of Regency Hospital Company - closed September 1, 2010 23 LTAC Hospitals in 9 states Baylor Health System - Joint Venture for rehabilitation announced Subject to regulatory approval

1998 2000 2002 2004 2006 2008 2009 LTM 2010 149 806 1127 1602 1851 2153 2240 2326 (2003) (1999) Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth De Novo - 62 specialty hospitals and 293 outpatient clinics opened since inception - Sept. 2010 Acquisitions - 85 specialty hospitals acquired since inception - Sept. 2010 ATH and Intensiva (1998) LBO Outpatient Division IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2010) (2007) Announced

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix (2005 - 2009) Commercial Payors and Other 89% Medicare/ Medicaid 11% Commercial & Other Medicare East 36 64 West Medicare/ Medicaid 65% Commercial Payors and Other 35% 2005 2006 2007 2008 2009 Medicare/Medicaid 0.585 0.55 0.503 0.483 0.49 Commercial Payors and Other 0.415 0.45 0.497 0.517 0.51 Note: LTM Sept. 30, 2010

Business Strategy

Operating and Growth Strategy Organic Joint Venture Acquisition LTAC - maturing new hospitals Outpatient Rehab - margin improvement Regency - margin improvement Draw on reputation for JV development Expand into existing and contiguous markets Focus on leading systems and university hospitals 1 to 2 per year Made opportunistic acquisition Regency Hospital Company

Operating Segments Specialty Hospitals LTACHs Inpatient Rehabilitation Outpatient Rehabilitation Outpatient Rehab Clinics Contract Therapy